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(Del)
                                                                   EXHIBIT 10.34
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of February 25, 2000 (this "Agreement"), is entered into by and between the Company (as defined herein), and The Chase Manhattan Bank ("Chase"), in its capacity as Collateral Agent (the "Collateral Agent") under and pursuant to the Intercreditor and Collateral Agency Agreement dated as of February 25, 2000 (the "Intercreditor Agreement") for The Chase Manhattan Bank, as the agent under the Credit Agreement described below (together with its permitted successors, transferees and assigns, the "Agent"), for each of the lenders which is a party to the Credit Agreement described below and each lender which may, after the date of this Agreement, become a party to the Credit Agreement (together with their permitted successors, transferees and assigns, the "Lenders") and for each of the Noteholders (as defined in the Intercreditor Agreement) (together with their permitted successors, transferees and assigns, the "Noteholders") (the Lenders and the Noteholders, collectively, the "Secured Parties").

                                    WHEREAS:

         A. Pursuant to the Amended and Restated Loan Agreement, dated as of February 25, 2000 (as such may be amended, restated, refinanced, replaced, renewed, modified or otherwise supplemented from time to time, the "Loan Agreement"), entered into by Del Laboratories, Inc. (the "Borrower"), Del Pharmaceuticals, Inc. ("DPI"), Parfums Schiaparelli, Inc. ("Parfums"), Royce & Rader, Inc. ("Royce") and 565 Broad Hollow Realty Corp. ("565") (DPI, Parfums, Royce and 565 collectively, the "Guarantors"), with the Noteholders, the Noteholders have amended and restated the Loan Agreement dated as of May 26, 1993, as amended, under and pursuant to which the Noteholders have purchased $40,000,000 9.5% Senior Notes, Due May 31, 2005 (collectively, the "Senior Notes") from the Company.

         B. The Borrower and the Guarantors have entered into that certain Amended and Restated Loan Agreement, dated February 25, 2000 (as such may be amended, restated, refinanced, replaced, renewed, modified or otherwise supplemented from time to time, the "Credit Agreement"), with the Lenders and the Agent, pursuant to which the Lenders are providing to the Company various credit facilities.

     C. The obligations of the Borrower to the Noteholders under the Loan Agreement and under the Senior Note Documents (as defined in the Intercreditor Agreement) including, without limitation, the obligations evidenced by the Senior Notes, and the obligations of the Borrower to the Lenders under the Credit Agreement and under the Loan Documents (as defined in the Credit Agreement) relating thereto including, without limitation, the obligations evidenced by

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the promissory notes issued under the Credit Agreement (together with amendments, modifications, and replacements thereof, the "Credit Agreement Notes") are to be secured pari passu pursuant to this Agreement. Pursuant to the Intercreditor Agreement (as defined herein), the Noteholders, the Agent and the Lenders have appointed Chase as Collateral Agent to act on their behalf regarding the Collateral (as hereinafter defined).

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        DEFINITIONS

         1.1 ADDITIONAL DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Account" or "Accounts" shall mean and include any and all present and future accounts, accounts receivable and chattel paper, including, without limitation, any and all purchase orders, instruments and other documents evidencing obligations for and representing payment for goods sold or leased and/or services rendered by the Company whether or not earned by performance, all rights and remedies of the Company under or in connection with credit insurance, guaranties, letters of credit and other security for any of the foregoing, the proceeds of any of the foregoing and all books and records pertaining to the foregoing.

         "Account Debtors" means customers of the Company and all other persons who are obligated or indebted to the Company in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts.

         "Agent" means The Chase Manhattan Bank, as Agent under the Credit Agreement, or any institution which succeeds to such position pursuant to the terms and conditions of the Credit Agreement.

         "Agreement" shall mean this Security Agreement, as amended or modified.

         "Collateral" shall mean all Accounts, Trademark Rights and all books, records, invoices and any other document, instrument or writing relative thereto, whether now owned or in existence or hereafter acquired or existing and wherever located and in the proceeds (including, without limitation, insurance proceeds) and products thereof.


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         "Collateral Agent" shall have the meaning given such term in the preamble to this Agreement.

         "Company" means Del Laboratories, Inc.

         "Credit Agreement" shall have the meaning given such term in the preamble to this Agreement.

         "Creditors" shall mean, collectively, the Secured Parties and, to the extent the Company is obligated to pay the fees and expenses of them, the Agent and the Collateral Agent.

         "Event of Default" shall mean any of the events specified in Section 5 hereof, provided that any requirement for the giving of notice, or the lapse of time, or both has been satisfied.

         "Intercreditor Agreement" shall have the meaning given such term in the preamble to this Agreement.

         "Loan Agreement" shall have the meaning given such term in the preamble to this Agreement.

         "Obligations" shall mean any and all liabilities and obligations of the Company to the Collateral Agent, the Agent and the Secured Parties of every kind whether arising under this Agreement, the Loan Agreement, the Credit Agreement, the Senior Notes, the Credit Agreement Notes, the Senior Note Documents and the Loan Documents or any of the agreements, instruments and documents executed in connection herewith or therewith (including, without limitation, any and all costs and reasonable attorneys' fees incurred by the Collateral Agent, the Agent or any of the Secured Parties in the collection, whether by suit or by any other means of any of such Obligations hereunder or thereunder) and any amendment, modification, extension or renewal of any of the foregoing. The Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Company or any guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Company or any other guarantor in such proceeding.

         "Trademark Rights" shall mean all trademarks, trade names, service marks, licenses, franchise rights and all other intangible assets relating to any of the trademarks listed on Exhibit A annexed hereto, now owned or hereafter acquired and applications for trademarks of Assignor hereafter filed or acquired, together with all goodwill associated with any and all of the foregoing and all proceeds of any of the foregoing and all of the Company's books and records pertaining to all of the foregoing.


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         "UCC" shall mean the New York Uniform Commercial Code, as amended from time to time.

         Section 1.2. USAGE. Any capitalized term used but not defined herein shall have the meaning given such term in the Credit Agreement.

SECTION 2.        SECURITY INTEREST

         (a) As collateral security for the prompt, complete and unconditional payment and performance of the Obligations, the Company does hereby grant to the Collateral Agent, for the benefit of itself and the other Creditors a continuing first priority security interest in and to the Collateral. Such security interest shall continue until terminated in accordance with Section 7.2 of this Agreement, notwithstanding the fact that there may be no Obligations outstanding from time to time. As additional security for the payment of the Obligations, the Company hereby grants to the Collateral Agent, for the benefit of itself and the other Creditors, and to each Creditor, a continuing lien, security interest and right of set-off in and to all property of the Company, and the proceeds thereof, now or hereafter actually or constructively held or received by or for the Collateral Agent or any other Creditor for any purpose, including safekeeping, custody, pledge, transmission and collection, and the Collateral Agent and each Creditor shall have a continuing lien and/or right of set-off for the amount of any of the Obligations upon all of the Company's deposits (general and special) and credits with the Collateral Agent or any Creditor. The Collateral Agent and each other Creditor is authorized at any time or from time to time, during the existence and continuation of an Event of Default, with or without notice to the Company, to apply, subject to the provisions of the Intercreditor Agreement, all or part of such property, deposits or credits to any of the Obligations in such amounts as the Collateral Agent or such other Creditor may elect in its sole and absolute discretion, although the Obligations may be contingent or unmatured, and whether or not the Collateral may be deemed adequate. Any amounts collected or received by the Collateral Agent or any Creditor pursuant to this paragraph shall be applied in accordance with the provisions of the Intercreditor Agreement.

     (b) The foregoing grant of a security interest shall not include any rights or interests in any contract or document evidencing a license relating to a Trademark right if and to the extent that (a) the terms of any contract or document creating or evidencing such Trademark right prohibits (or requires the consent for) assignment or encumbrance thereof and (b) the provision prohibiting such assignment or encumbrance is effective as a matter of law. As of the date hereof, Exhibit B annexed hereto sets forth a list of all such contracts and documents that prohibit assignment


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or encumbrance of the rights of the Company as licensee thereunder. The Company will update Exhibit B from time to time if it enters into any new contracts or documents with such prohibitions.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF COMPANY

         The Company represents and warrants to the Collateral Agent and the other Creditors, and shall be deemed to continually do so, as long as this Agreement shall remain in force, as follows (except for those relating to a specific date, which shall be true and correct as of such date):

         3.1 CORPORATE EXISTENCE. The Company is duly organized and validly existing and is in good standing under the laws of its jurisdiction of incorporation and in each other jurisdiction where the failure to so qualify would be reasonably likely to result in a material adverse change in the financial condition, business, operations, properties, prospects or results of operations of the Company or a material adverse effect on the Company's ability to perform its obligations under this Agreement, has the power to own its assets and to transact the business in which it presently is engaged and to subject the Collateral to the security interest herein provided.

         3.2 CORPORATE POWER AND AUTHORIZATION. The Company is authorized to enter into this Agreement and is empowered to implement and carry out the provisions hereof, and has taken all necessary actions, corporate or otherwise, in respect thereto.

         3.3 CORPORATE NAME. As of the date of this Agreement, the full, complete and accurate legal name of the Company is correctly stated above the signature line of the Company at the end hereof. As of the date of this Agreement, any other name (including trade names) by which the Company or any predecessor of the Company has been known in the past five (5) years is disclosed on Schedule A annexed hereto.

         3.4 ACCOUNT STATUS. Each Account is, at the time of its origination, and as subsequently reflected on the books and records of the Company, a true and current statement of the actual indebtedness incurred by each Account Debtor with respect thereto, and arises out of or in connection with the sale or lease of goods or the rendering of services by the Company to each such Account Debtor. Not more than two (2%) percent of the Accounts are, or will be, at any time, due from any agency or instrumentality of the United States government or any state or local government or agency (each, a "Governmental Entity"). If at any time more than five (5%) percent of the Accounts are due from one or more such Governmental Entities, the Company will take such action as the Collateral Agent may reasonably require to properly perfect its security interest in


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such Accounts by proper filings under the Assignment of Claims Act or other applicable federal or state laws, rules and regulations.

         3.5 ACCOUNT PAYMENT. None of the monies due or to become due with respect to any Account is represented by any promissory note, chattel paper or other instrument which has not been delivered to the Collateral Agent.

         3.6 OWNERSHIP OF COLLATERAL. The Company is the owner of the Collateral free and clear of all security interests or encumbrances of any kind, except as created by this Agreement or as permitted by the Loan Agreement and the Credit Agreement, and it does not sell, transfer, factor or otherwise convey any of its accounts receivable. To the best of the Company=s knowledge, each Account Debtor with respect thereto owes the full amount thereof without defenses, counterclaims or offsets of any kind or nature whatsoever, except for bona fide returns for damaged goods or bona fide delivery errors thereto.

         3.7 LICENSING AGREEMENTS. The sale of goods, the rendering of services by the Company in relationship to the Collateral or the granting of a security interest in the Collateral is not, except as set forth in Exhibit B, subject to or restricted by the terms of any agreement pertaining to the licensing or assigning or the general or exclusive right to the use of any patent, trademark, trade secret or copyright to which the Company is the licensee.

         3.8 COLLATERAL INFORMATION. As of the date of this Agreement, the chief executive office of the Company, its principal place of business, the location at which the Company maintains its books and records with respect to Accounts, each of the Company's tradename(s), and tradestyle(s) and the Company's records pertaining to the Collateral and the address for the payment of its invoices for the Accounts are as set forth on Schedule A annexed hereto.

         3.9 ENFORCEABLE SECURITY INTEREST. The provisions of this Agreement are effective to create a legal, valid and enforceable first priority (except where disclosed in Schedule A annexed hereto) security interest in favor of the Collateral Agent in all right, title and interest of the Company in the Collateral, and when financing statements have been filed in the appropriate offices in each of the jurisdictions where the Company maintains its Accounts or has its chief executive office, the Company shall have granted a fully perfected first (except where disclosed in Schedule A annexed hereto) lien on, and security interest in, all right, title and interest of the Company in the Collateral.


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SECTION 4.        AFFIRMATIVE COVENANTS

         4.1 PAYMENT OF OBLIGATIONS. The Company shall pay or perform all of the Obligations secured hereby when due.

         4.2 MAINTENANCE OF COLLATERAL. The Company shall, at any time and from time to time, at its own expense, continually take such steps necessary and prudent to protect the security interest of the Collateral Agent in the Collateral including, without limitation, the following:

                  (a) Keep and maintain the books and records pertaining to the Collateral at the location of its chief executive office, its principal place of business or the location utilized by the Company for the sending of invoices as set forth in Schedule A annexed hereto and will change the same only with 30 days prior written notice to the Collateral Agent and if any Account is or becomes evidenced by an instrument or other writing, deliver same to the Collateral Agent properly endorsed;

                  (b) In the event of any change in the information provided in Schedule A, the Company shall, at the request of the Collateral Agent, take such steps as the Collateral Agent may deem reasonably necessary or desirable, including, without limitation, the execution and filing of UCC financing statements or amendments thereto, to continue the perfected security interest of the Collateral Agent in the Collateral;

                  (c) (i) At any reasonable time, and from time to time, and upon prior notice, and, provided no Event of Default then exists, not more often than once during any calendar year, permit the Collateral Agent or any agents or representatives thereof, to examine and make copies of (except if such copies would result in the loss of any attorney-client or other privilege) and abstracts from the financial and accounting books and records of, and visit the properties of, the Company and to discuss the affairs, finances and accounts of the Company with any of its officers or the Company=s independent accountants;

                  (ii) Not later than March 6, 2000, permit the Collateral Agent to begin to conduct a Field Examination (as defined in the Loan Agreement), and cooperate with the Collateral Agent to complete the Field Examination within thirty (30) days, the reasonable cost of which, along with all other reasonable collateral monitoring expenses will be paid by the Company;

                  (d) Deliver to the Collateral Agent, promptly at its reasonable request, copies of all schedules, lists, receipts, chattel paper, instruments and other items relating to the Collateral;


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                  (e) If there exists an Event of Default (as defined herein), make, stamp, or record such entries or legends on any of the Company's books and records relating to the Collateral as the Collateral Agent shall reasonably request from time to time;

                  (f) Keep the Collateral free of, and defend the Collateral from all liens and encumbrances, except the security interest granted to the Collateral Agent and as permitted by the Credit Agreement and the Loan Agreement and the Company shall not sell, discount (other than discounts for early payment of accounts which are disclosed on invoices or other documents relating to such accounts or other discounts in the ordinary course of business and consistent with past practices), transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise, without the prior written notice to and the written consent of the Collateral Agent;

                  (g) Execute and deliver to the Collateral Agent such other and further documents, instruments or writings (including without limitation additional financing statements or continuations to be filed in any jurisdiction) which the Collateral Agent may reasonably deem necessary and/or advisable in order to evidence, effectuate, perfect or maintain the Collateral Agent's security interest in the Collateral and the rights, remedies and other powers available to the Collateral Agent under this Agreement;

                  (h) Promptly notify the Collateral Agent of the existence of any material claims, liens, security interests, rights or other encumbrances with respect to any of the Collateral;

                  (i) Promptly notify the Collateral Agent in the event of any change in the nature or value of the Collateral which could result in a Material Adverse Change in the Company or which change could materially and adversely affect the security interest of the Collateral Agent in the Collateral;

                  (j) Pay all expenses incurred in connection with the maintenance, preservation or other handling of the Collateral and all taxes which are or may become a lien on the Collateral promptly when due, unless such expenses, taxes or liens are being contested in good faith by appropriate proceedings and no proceeding to enforce any tax liens against the Collateral has begun, and in any event reimburse the Collateral Agent for any expenses which it might incur in satisfying such expenses, liens or taxes, which the Collateral Agent may reasonably incur, in its sole discretion, to protect the Collateral;

                  (k) Provide at least 30 days prior written notice to the Collateral Agent of any change of the Company's name, any trade name, any trade style, its chief executive office, its principal

                                      -8-
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place of business or any address for the payment of any Accounts or such other places where the books and records pertaining to the Collateral may now or hereafter be kept or maintained by or on behalf of the Company; and

                  (l) Keep the Collateral, at the Company's cost and expense, in good and merchantable condition.

         4.3 EXPENSES OF THE COLLATERAL AGENT. The Company shall reimburse the Collateral Agent for all actual expenses including, without limitation, disbursements and any other costs and fees incurred by the Collateral Agent in connection with this Agreement or with the Collateral, including, without limitation, any reasonable attorneys' fees.

SECTION 5.        EVENTS OF DEFAULT

         Any of the following events shall be an Event of Default:

         (a) The occurrence of any "Event of Default" as defined in the Credit Agreement or the Loan Agreement;

         (b) The failure of the Company to pay any obligation due and payable pursuant to the terms of this Agreement within 10 days after demand for payment thereof by the Collateral Agent; or

         (c) The failure of the Company to perform or observe any term or provision of this Agreement, and such failure shall continue unremedied for a period of 20 days.

SECTION 6.        COLLATERAL AGENT'S RIGHTS AND REMEDIES

         6.1 GENERAL RIGHTS. The rights of the Collateral Agent shall at all times be those of a secured party under the UCC and without limiting the generality of the foregoing, the Collateral Agent shall have the additional rights set forth in this Section. The actions of the Collateral Agent hereunder shall at all times be subject to the terms of the Intercreditor Agreement.

         6.2 RIGHTS UPON DEFAULT. Upon the occurrence or continuance of an Event of Default, the Collateral Agent may, subject to the Intercreditor Agreement, exercise in respect of the Collateral (i) all of the rights and remedies of a secured party under the UCC, (ii) all of the rights and remedies provided for in this Agreement, the Loan Agreement or the Credit Agreement and (iii) such other rights and remedies as may be provided by law or otherwise. The Company further, effective upon and during the continuation of an Event of Default, subject to the Intercreditor Agreement, authorizes the Collateral Agent and does hereby irrevocably make, constitute and appoint the Collateral Agent and any officer or Collateral Agent thereof, with full power of substitution, as the

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Company's true and lawful attorney-in-fact with full power, in its own name or in the name of the Company: (a) to endorse any notes, checks, drafts, money orders or other instruments of payment relating to the Collateral or in connection therewith, to sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (b) to give written notice to such officials of the United States Post Office to effect such change or changes of address so that all mail addressed to the Company may be delivered directly to a Post Office Box or to such other depository as may be selected by the Collateral Agent and to receive, open and dispose of mail addressed to the Company; (c) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (d) to receive payment of, receipt for, settle, compromise or adjust and give discharges and releases for or in respect of any and all moneys, claims and other amounts due and to become due at any time under or rising out of the Collateral; (e) to defend any suit, action or proceeding brought against the Company with respect to any Collateral;
(f) to settle, compromise or adjust any suit, action or proceeding described above and in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate and, generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes; and (g) without limiting the generality of the foregoing and with respect to the Accounts; (i) to take, demand, collect, receive and give acquittances, releases and receipts for any and all moneys due or to become due in the name of the Company or in the name of the Collateral Agent or otherwise and to take possession of and endorse and collect any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or with respect to any policy of insurance) relating thereto or in connection therewith and to file any claim and to take any other action in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys whenever payable relating thereto, although the Collateral Agent shall not be required or be obligated in any manner to make any demand or to make any inquiry as to the nature of sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times; and (ii) to direct obligors respecting Accounts or any other party liable for the payment thereof to make payment of any and all moneys at any time payable in connection therewith directly to the Collateral Agent or to an agent specified by it; and notwithstanding the foregoing, neither this Agreement nor the receipt by the Collateral Agent of any payment pursuant thereto or


                                      -10-
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hereto shall cause the Collateral Agent to be under any obligation or liability in any respect to any obligor or any other party for the performance or observance of any of the representations, warranties, conditions or terms of any invoice, agreement or other document issued or executed in connection with the Accounts and in connection with the foregoing, the Company agrees that upon the occurrence and continuation of an Event of Default (1) it will not renew or extend the time of payment of any Account other than in the ordinary course of business, (2) it will furnish to the Collateral Agent all original invoices or papers which relate to the creation of the Account, and (3) with respect to any Accounts which are collected by the Company, it will remit such collections promptly to the Collateral Agent in the form received (with appropriate endorsements) and, until remitted, it will hold such collections in trust for the Collateral Agent.

         6.3 SALE OF THE COLLATERAL. In the event the Collateral Agent determines, subject to the terms of the Intercreditor Agreement, that the Collateral should be sold to satisfy all or any part of the Obligations, the Collateral Agent may dispose of the Collateral in whole or in part at public or private sale, and any notice required to be given shall be given in accordance with Section 7.4 herein at least ten (10) days before the proposed sale. The parties agree said notice shall be reasonable, provided, however, the Collateral Agent need not give such notice with respect to Collateral which is perishable or threatens to decline speedily in value or is a type customarily sold on a recognized market. At any such sale the Collateral Agent or any Secured Party may purchase the Collateral free from, and discharged of all trusts, claims, rights of redemption and equities of the Company, all of which are hereby waived and released. The Company shall remain liable for any deficiency resulting from any sale of the Collateral and shall pay such deficiency promptly on the Collateral Agent's demand.

         6.4 EXPENSE OF COLLECTION AND SALE. The Company agrees to pay all reasonable costs and expenses incurred by the Collateral Agent in enforcing, collecting or realizing upon the Obligations or the Collateral (including, without limitation, reasonable attorneys' fees).

         6.5 FINANCING STATEMENTS. Where permitted by applicable law, the Collateral Agent is authorized to file financing statements relating to the Collateral without the Company's signature thereon, executed only by the Collateral Agent and at the expense of the Company. The Company will, however, at the request of the Collateral Agent, execute any financing statement or amendment of any financing statement with respect to the Collateral. Upon the Company's failure to do so, any officer of the Collateral Agent is authorized as the Company's Collateral Agent and in its name to


                                      -11-
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execute any such financing statement or amendment to any such financing statement.

         6.6 EXERCISE OF REMEDIES. If any Obligations are now or hereafter secured by property other than the Collateral, or by any guaranty, endorsement or property now or hereafter owned by any other person, firm or corporation, then the Collateral Agent, subject to the Intercreditor Agreement, shall have the right in its sole discretion to determine, which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any such rights or any of the Collateral Agent's rights hereunder.

         6.7 APPLICATION OF PROCEEDS. All proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or part of the Collateral in accordance with this Agreement shall be distributed by the Collateral Agent to the Secured Parties for application to the Obligations at the time, in the manner and in the order of priority set forth in the Intercreditor Agreement.

SECTION 7.        MISCELLANEOUS

         7.1 LIMITED ROLE OF THE COLLATERAL AGENT. The relationship between the Company and the Collateral Agent, the Agent and the Secured Parties shall be solely that of Agent, debtor and creditors, respectively. Neither the Collateral Agent, the Agent nor any Secured Party shall have any fiduciary responsibilities to the Company or with respect to the Collateral and no joint venture exists between the Company and the Collateral Agent, the Agent or any Secured Party. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with the Collateral in the same manner as the Collateral Agent deals with similar property for its own account. The Company and the Collateral Agent each hereby severally acknowledge that there are no representations, warranties, covenants, undertakings or agreements by the parties hereto as to this Agreement except as specifically provided herein. Except as set forth in the Intercreditor Agreement, the Collateral Agent shall have no obligation to sell or otherwise realize upon the Collateral and shall not be responsible for, and the Company shall not assert as a defense, the Collateral Agent's failure to realize upon the Collateral.

         7.2 TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. The security interests granted hereunder shall terminate and all rights to the Collateral shall revert to the Company upon the

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earlier to occur of (i) payment in full of all Obligations (other than unmatured contingent obligations unrelated to reimbursement of letters of credit) and the termination of all commitments to make further extensions of credit to the Company under the Credit Agreement, including without limitation, the issuance of any letters of credit and (ii) the satisfaction of each of the conditions to the release of the Collateral as set forth in Section 19 of the Loan Agreement and Section 8.02 of the Credit Agreement. Upon termination of the security interest or release of any Collateral, the Collateral Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the security interest or the release of such Collateral, as the case may be.

         7.3 CHOICE OF LAW, CONSTRUCTION. This Agreement shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. If any provision of this Agreement shall be or become unenforceable or illegal under any law, all other provisions shall remain in full force and effect.

         7.4 CONSENT TO JURISDICTION. (a) The Company hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York state court sitting in Nassau or Suffolk Counties in any action or proceeding arising out of or relating to this Agreement and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such a court or the fact that such court is an inconvenient forum.

         (b) The Company irrevocably and unconditionally consents to the service of process in any such action or proceeding in any of the aforesaid courts by the mailing of copies of such process to it, by certified or registered mail in accordance with the terms of Section 7.5 herein.

         (c) The Company agrees that nothing herein shall affect the Collateral Agent's right to effect service of process in any other manner permitted by law and the Collateral Agent shall have the right to bring any legal proceeding (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Company in any other court or jurisdiction in accordance with applicable law.

         7.5 NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be in writing (including telegraphic communication) and mailed, telegraphed, sent by facsimile or delivered at the addresses set forth below or at such other address as shall be designated by a party in a written notice complying as to delivery with the terms of this Section 7.5 to the other party. All such notices and communications shall be effective two (2) days after mailing or when telegraphed or delivered. Notices shall be sent:

         The Collateral Agent:  The Chase Manhattan Bank
                                395 N. Service Road
                                Melville, New York 11747
                                Attention: Del Laboratories, Inc.
                                           Account Officer

         The Company:           Del Laboratories, Inc.
                                178 EAB Plaza
                                Uniondale, New York 11556
                                Attention: President

         7.6 WAIVERS. The Company expressly waives notice of non-payment or protest, demand, or presentment, in relation to the Obligations or the Collateral. No delay or omission of the Collateral Agent in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement, the Credit Agreement, the Loan Agreement or any other agreement or promissory note shall constitute a waiver thereof, and no waiver by the Collateral Agent of any Event of Default by the Company shall operate as a waiver of any other Event of Default. Except for the terms and provisions of any promissory notes, loan agreements, guaranties, other security agreements or other documents executed in connection therewith, now existing or hereafter executed and delivered to the Collateral Agent, the Agent or any Secured Party by the Company (which terms and provisions are specifically deemed to be in addition to and not in derogation of the terms and provisions hereof), this Agreement constitutes the entire understanding between the Company and the Collateral Agent with respect to the subject matter hereof and supersedes all prior written or oral communications or understandings. No term or provision of this Agreement shall be waived, altered or modified except in writing signed by the parties hereto. All rights and remedies of the Collateral Agent under this Agreement shall be cumulative and not alternative or exclusive of any rights or remedies provided by law and may be exercised by the Collateral Agent at such time or times and in such order as the Collateral Agent, in its sole discretion, may determine and are for the sole benefit of the Collateral Agent and the exercise or failure to exercise such shall not result in liability to the Company or others except in the event of willful misconduct or gross negligence by the Collateral Agent, and in no event shall the Collateral Agent be liable for more than it actually receives as a result of the exercise or failure to exercise such right and remedies. The Collateral Agent shall not be liable for any failure by it to comply with any recording, re-recording, filing, refiling or other legal requirement necessary to establish or maintain the validity, priority or enforceability of, or the Collateral Agent's right in and to the Collateral, or any part thereof.

         7.7 SUCCESSORS AND SURVIVAL. This Agreement shall remain in full force and effect until terminated as to future transactions by written agreement of the parties. The Company may not transfer or assign any of its rights, interest or obligations hereunder without the prior written consent of the Collateral Agent. This Agreement shall be binding upon the Company and shall inure to the benefit of the Collateral Agent, the Agent and the Secured Parties and their successors and assigns and to the permitted successors and assigns of the Company. All representations, warranties and covenants contained herein or in any other agreement between the Collateral Agent, the Agent or any Secured Party and the Company relating to the Obligations shall survive the execution hereof and thereof and the granting of loans or advances pursuant hereto or thereto.

         7.8 WAIVER OF COUNTERCLAIM; SETOFF. In any litigation whether pursuant hereto in which the Company and the Collateral Agent are adverse parties the Company waives the right to interpose any set-off or counterclaim (other than compulsory counterclaims) of any nature or description against the Collateral Agent.

         7.9 CAPTIONS. The headings of the Section in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         7.10 SEVERABILITY. If any provision of this Agreement shall be or become illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting.

                (THE BALANCE OF THIS PAGE IS INTENTIONALLY BLANK)

         7.11 WAIVER OF JURY TRIAL. COMPANY AND THE COLLATERAL AGENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         IN WITNESS WHEREOF, this Agreement has been executed this 25th day of February, 2000.

                                             DEL LABORATORIES, INC.


                                             By: /s/ Enzo Vialardi
                                                ------------------------------
                                                Name:  Enzo Vialardi
                                                Title: Executive Vice President
                                                and Chief Financial Officer

                                             THE CHASE MANHATTAN BANK,
                                             as Collateral Agent

                                             By: /s/ Christopher Zimmerman
                                                ------------------------------
                                                Name:  Christopher Zimmermann
                                                Title: Vice President

                                   SCHEDULE A


Company's Federal Tax ID #:                 13-1953103


Company's Executive Office and             178 EAB Plaza - 8th Floor
Principal Place of Business:               Uniondale, NY 11556-0178


Location of books and records               565 Broad Hollow Road
relating to the Collateral,                 Farmingdale, NY 11735
including all Accounts:



Company's Address(s) on Invoice             565 Broad Hollow Road
for Accounts Receivable:                    Farmingdale, NY 11735


Any other name by which
Company has been known
for the past five (5) years:                None

                            EXHIBIT A

                        List of Trademarks

                                    EXHIBIT B

                         Limitation on Grant of Security
                              Interest in Trademark